EXHIBIT 99.c1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 18, 1998 in this Post-Effective Amendment No. 3 to Registration Statement (Form S-6 No. 33-84086) and related Prospectus of Delaware Investments Tax-Exempt Trust, Series 1 dated October 7, 1998.



                                         Ernst & Young LLP


Philadelphia, Pennsylvania
September 30, 1998